PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet Available 24 hours a day, 7 days a week 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above. 3) Follow the instructions provided on the website. To vote by Telephone Available 24 hours a day, 7 days a week 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903. 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the postage-paid envelope provided. Vote in Person Attend Special Meeting of Shareholders Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, New York, NY 10018 on November 7, 2018 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E51277-P13017 KEEP THIS PORTION FOR YOUR RECORDS DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY TELEPHONE OR INTERNET DETACH AND RETURN THIS PORTION ONLY If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting. The Board of Directors unanimously recommends a vote “FOR” for Proposal 1. For Against Abstain 1. To approve the merger of the Fund with and into ClearBridge Energy MLP Opportunity Fund Inc. in accordance with the Maryland General Corporation ! ! ! Law. Any other business that may properly come before the Meeting. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. For address changes and/or comments, please check this box and write them ! on the back where indicated. Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Stockholders to be held on November 7, 2018. The Notice of Meeting and Proxy Statement are available at: www.proxyvote.com. E51278-P13017 PROXY                CLEARBRIDGE AMERICAN ENERGY MLP FUND INC. PROXY PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS COMMON STOCK TO BE HELD ON NOVEMBER 7, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur, Angela Velez, Tara Gormel and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of ClearBridge American Energy MLP Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on November 7, 2018, at 10:00 a.m. Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.                VOTE VIA THE INTERNET: www.proxyvote.com                 VOTE VIA THE TELEPHONE: 1-800-690-6903 Address Changes/Comments:    (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet Available 24 hours a day, 7 days a week 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above. 3) Follow the instructions provided on the website. To vote by Telephone Available 24 hours a day, 7 days a week 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903. 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the postage-paid envelope provided. Vote in Person Attend Special Meeting of Shareholders Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, New York, NY 10018 on November 7, 2018 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E51279-P13017 KEEP THIS PORTION FOR YOUR RECORDS DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY TELEPHONE OR INTERNET DETACH AND RETURN THIS PORTION ONLY If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting. The Board of Directors unanimously recommends a vote “FOR” for Proposal 1. For Against Abstain 1. To approve the merger of ClearBridge American Energy MLP Fund Inc. with and into the Fund in accordance with the Maryland General Corporation ! ! ! Law. Any other business that may properly come before the Meeting. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. For address changes and/or comments, please check this box and write them ! on the back where indicated. Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Stockholders to be held on November 7, 2018. The Notice of Meeting and Proxy Statement are available at: www.proxyvote.com. E51280-P13017 PROXY                CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC. PROXY PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 7, 2018 COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur, Angela Velez, Tara Gormel and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on November 7, 2018 at 10:00 a.m. Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.                VOTE VIA THE INTERNET: www.proxyvote.com                 VOTE VIA THE TELEPHONE: 1-800-690-6903 Address Changes/Comments:    (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet Available 24 hours a day, 7 days a week 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above. 3) Follow the instructions provided on the website. To vote by Telephone Available 24 hours a day, 7 days a week 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903. 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the postage-paid envelope provided. Vote in Person Attend Special Meeting of Shareholders Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, New York, NY 10018 on November 7, 2018 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E51281-P13017 KEEP THIS PORTION FOR YOUR RECORDS DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY TELEPHONE OR INTERNET DETACH AND RETURN THIS PORTION ONLY If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting. The Board of Directors unanimously recommends a vote “FOR” for Proposal 1. For Against Abstain 1. To approve the merger of the Fund with and into ClearBridge Energy MLP Opportunity Fund Inc. in accordance with the Maryland General Corporation ! ! ! Law. Any other business that may properly come before the Meeting. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. For address changes and/or comments, please check this box and write them ! on the back where indicated. Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Stockholders to be held on November 7, 2018. The Notice of Meeting and Proxy Statement are available at: www.proxyvote.com. E51282-P13017 PROXY                CLEARBRIDGE AMERICAN ENERGY MLP FUND INC. PROXY PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 7, 2018 PREFERRED STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur, Angela Velez, Tara Gormel and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Mandatory Redeemable Preferred Stock of ClearBridge American Energy MLP Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on November 7, 2018, at 10:00 a.m. Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.                VOTE VIA THE INTERNET: www.proxyvote.com                 VOTE VIA THE TELEPHONE: 1-800-690-6903 Address Changes/Comments:    (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR SCAN TO P.O. BOX 9112 VIEW MATERIALS & VOTE w FARMINGDALE, NY 11735 To vote by Internet Available 24 hours a day, 7 days a week 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above. 3) Follow the instructions provided on the website. To vote by Telephone Available 24 hours a day, 7 days a week 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903. 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the postage-paid envelope provided. Vote in Person Attend Special Meeting of Shareholders Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, New York, NY 10018 on November 7, 2018 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E51283-P13017 KEEP THIS PORTION FOR YOUR RECORDS DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY TELEPHONE OR INTERNET DETACH AND RETURN THIS PORTION ONLY If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting. The Board of Directors unanimously recommends a vote “FOR” for Proposal 1. For Against Abstain 1. To approve the merger of ClearBridge American Energy MLP Fund Inc. with and into the Fund in accordance with the Maryland General Corporation ! ! ! Law. Any other business that may properly come before the Meeting. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. For address changes and/or comments, please check this box and write them ! on the back where indicated. Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Stockholders to be held on November 7, 2018. The Notice of Meeting and Proxy Statement are available at: www.proxyvote.com. E51284-P13017 PROXY                CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC. PROXY PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 7, 2018 PREFERRED STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur, Angela Velez, Tara Gormel and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Mandatory Redeemable Preferred Stock of ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on November 7, 2018 at 10:00 a.m. Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.                VOTE VIA THE INTERNET: www.proxyvote.com                 VOTE VIA THE TELEPHONE: 1-800-690-6903 Address Changes/Comments:    (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.